UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 07/06/2006

Genaera Corporation

(Exact name of registrant as specified in charter)

Delaware	0-19651	13-3445668
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462

(Address of Principal Executive Offices) (Zip Code)

(610) 941-4020

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 6, 2006, Genaera Corporation (the “Company”) and John L. Armstrong, Jr., President and Chief Executive Officer of the Company, entered into an amendment (the “Amendment”) to the letter agreement dated October 21, 2003, as amended December 1, 2005, between the Company and Mr. Armstrong, allowing for the payment of twelve months severance compensation to Mr. Armstrong in the event he terminates his employment at any time for Good Reason (as that term is defined in the Amendment). A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amendment to the Letter Agreement between the Company and John L. Armstrong, Jr. dated July 6, 2006.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION

By:	/s/ John A. Skolas
Name: John A. Skolas
Title: Executive Vice President and Chief Financial Officer

Dated: July 6, 2006

Exhibit Index

Exhibit No.	Description

10.1	Amendment to the Letter Agreement between the Company and John L. Armstrong, Jr. dated July 6, 2006.